STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT	August 10, 2022
Statement of Additional Information Supplement	August 10, 2022

Gilead Fund

ETAGX Class A Shares ETCGX Class C Shares
ETGLX Class N Shares ETILX Class I Shares

Healthcare & Life Sciences Fund

ETAHX Class A Shares ETCHX Class C Shares
ETNHX Class N Shares ETIHX Class I Shares

Multi-Asset Income Fund

ETAMX Class A Shares ETCMX Class C Shares
ETNMX Class N Shares ETIMX Class I Shares

Dividend Opportunities Fund

ETADX Class A Shares ETCDX Class C Shares
ETNDX Class N Shares ETIDX Class I Shares

Limited-Term Bond Fund

ETABX Class A Shares ETCBX Class C Shares
ETNBX Class N Shares ETIBX Class I Shares

Exponential Technologies Fund

ETAEX Class A Shares ETCEX Class C Shares
ETNEX Class N Shares ETIEX Class I Shares

Core Bond Fund

ETARX Class A Shares ETCRX Class C Shares
ETNRX Class N Shares ETIRX Class I Shares

(each a “Fund” and collectively, the “Funds”)

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Funds, dated November 1, 2021, as supplemented April 1, 2022, and should be read in conjunction with such SAI.

The section of the Funds’ SAI entitled “Reduction of Up-Front Sales Charge on Class A Shares – Rights of Accumulation” is deleted and replaced with the following

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT	August 10, 2022

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares (of any class) owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all of the Funds in the Eventide family of funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.

For example, if an investor owned Class C shares of the Eventide Gilead Fund worth $40,000 at the current NAV and purchased an additional $10,000 of Class A shares of the Eventide Multi-Asset Income Fund, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2021, as supplemented, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.